EXHIBIT 32.1

THE PENN TRAFFIC COMPANY

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Penn Traffic Company (the “Company”) on Form 10-Q for the fiscal period ending November 3, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory J. Young, President & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory J. Young
Gregory J. Young
President and Chief Executive Officer

May 22, 2008